UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2011

GOLDEN STATE WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-12008	95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd.
San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 11, 2011, Golden State Water Company (“GSWC”) entered into an Underwriting Agreement with Wells Fargo Securities, LLC, as representative of the several underwriters, relating to the sale and issuance to the public of $62,000,000 aggregate principal amount of its 6.00% Notes due 2041 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended pursuant to the shelf registration statement (Registration No. 333-156112) of the Company.

Item 9.01.	Financial Statements and Exhibits

Exhibit 1.1	Underwriting Agreement, dated April 11, 2011
Exhibit 4.1	Form of Note
Exhibit 5.1	Opinion of Winston & Strawn LLP
Exhibit 12.1	Computation of ratio of earnings to fixed charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN STATE WATER COMPANY

Date: April 14, 2011	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer and Secretary